EXHIBIT 10.1

PHARMANET DEVELOPMENT GROUP, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated March 5, 2008)

The following constitute the provisions of the 2004 Employee Stock Purchase Plan (herein called the “Plan”) of PharmaNet Development Group, Inc. (the “Company”).

1.

Purpose.  The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions.  It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).  The provisions of the Plan shall, accordingly, be constructed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.

Definitions.

(a)

“Board” shall mean the Board of Directors of the Company.

(b)

“Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)

“Common Stock” shall mean the Common Stock, $.001 par value, of the Company.

(d)

“Company” shall mean PharmaNet Development Group, Inc., a Delaware corporation.

(e)

“Compensation” shall mean base salary.

(f)

 “Compensation Committee” shall mean the compensation committee of the Company’s Board.

(g)

 “Corporate Transaction” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events:

(i)

a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

(ii)

a sale or other disposition of at least 50% of the outstanding securities of the Company; or

(iii)

a merger, consolidation or similar transaction unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction.

(h)

 “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

(i)

“Employee” shall mean any person who is customarily employed for at least 20 hours per week and has been so employed for at least 90 days continuously by the Company or one of its Designated Subsidiaries.

(j)

“International Plan” shall mean the Company’s 2008 International Employee Stock Purchase Plan.

(k)

“Plan” shall mean this Employee Stock Purchase Plan.

(l)

“Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.

Eligibility.

(a)

Any Employee as defined in Section 2 shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

(b)

Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee would own shares (including outstanding options to purchase) of stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiary of the Company, (ii) if such employee is an executive officer of the Company who is required to file ownership reports under Section 16(a) of the Securities Exchange Act of 1934, or (iii) which permits his rights to purchase shares under the Plan and other stock option plans of the Company to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time.  For purposes of (i) above, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee and stock which such Employee may purchase under all outstanding options shall be treated as stock owned by such Employee.

4.

Offering Dates.  The Plan shall be implemented by one offering during each six-month period of the Plan.  Offerings will commence on the first business day in January and July each year and end on the last business day in June and December each year respectively.  The Compensation Committee shall have the power to change the duration of offering periods with respect to future offerings without stockholder approval, if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected.

5.

Participation.

(a)

An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing a payroll deduction on the form provided by the Company,

and filing it with the Company in accordance with the procedures specified by the Company prior to the applicable offering date.

(b)

Payroll deductions for a participant shall commence on the first payday following the offering date and shall end on the payday ending with or immediately prior to the termination date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.

6.

Payroll deductions.

(a)

At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period in any multiple of one percent (1%), up to a maximum of ten percent (10%), of the Compensation which he is to receive on such payday.

(b)

All payroll deductions authorized by a participant shall be credited to his account under the Plan.  A participant may not make any additional payments into such account.

(c)

A participant may discontinue his participation in the Plan as provided in Section 10, or may lower, but not increase, the rate of his payroll deductions during the offering by completing and filing with the Company a new authorization for payroll deduction.  The change in rate shall be effective within 15 days following the Company’s receipt of the new authorization.

7.

Grant of Option.

(a)

At the beginning of each offering period, each eligible Employee participating in the Plan shall be granted an option to purchase up to that number of shares of the Company’s Common Stock determined by dividing the amount accumulated in such employee’s payroll deduction account during such offering period by the per share option price set forth in Section 7(b) up to a maximum of 1,000 shares of the Company’s Common Stock, subject to the limitations set forth in Section 3(b).

(b)

The option price per share of such shares shall be the lesser of: (i) 85% of the fair market value of a share of the Common Stock of the Company at the commencement of the offering period or (ii) 85% of the fair market value of a share of the Common Stock of the Company at the time the option is exercised at the termination of the six-month offering period.

(c)

For purposes of this Section 7, the fair market value of the Company’s Common Stock on a given date shall be the reported closing price for that date or, if there are no sales on such date, on the last trading date on which there were sales of Common Stock, as reported by the principal market for the Common Stock.

8.

Exercise of Option.  Unless a participant withdraws from the Plan as provided in Section 10, his option for the purchase of shares shall be exercised automatically at the end of the offering period, and the maximum number of full shares subject to option shall be purchased for him at the applicable option price with the accumulated payroll deductions in his account.

During his lifetime, a participant’s option to purchase shares hereunder is exercisable only by him.

9.

Excess Payroll Deductions.  Any payroll deductions not applied to the purchase of shares on any purchase date because they are not sufficient to purchase a whole share shall be held for the purchase of shares on the next purchase date.  However, any payroll deductions not applied to the purchase of shares by reason of the limitation on the maximum number of shares purchasable per participant on the purchase date set forth in Section 7(a) shall be promptly refunded.

10.

Delivery.  As promptly as practicable after the termination of each offering, the Company shall arrange the delivery to or for the benefit of each participant, of a certificate representing the shares purchased upon exercise of his option.

11.

Withdrawal; Termination of Employment.

(a)

A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the end of the offering period by giving written notice to the Company.  All of the participant’s payroll deductions credited to his account shall be paid to him promptly after receipt of his notice of withdrawal and his option for the current offering period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for him during the offering period.

(b)

Upon termination of the participant’s employment prior to the end of the offering period for any reason, including retirement or death, the payroll deductions credited to his account shall be returned to him or, in the case of his death, to the person or persons entitled thereto under Section 14, and his option shall be automatically terminated.

(c)

In the event an Employee fails to remain in the continuous employ of the Company or a Designated Subsidiary for at least 20 hours per week during the offering period in which the employee is a participant, he shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account shall be returned to him and his option terminated.

(d)

A participant’s withdrawal from an offering shall not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary.

12.

Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

13.

Common Stock.

(a)

The maximum number of shares of the Company’s Common Stock which shall be made available for sale in the aggregate under the Plan and the International Plan shall be 700,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18.  The shares to be sold to participants under the Plan may, at the election of the Company, be in the Company’s sole discretion, either treasury shares, shares authorized but unissued, or shares purchased on the open market.  If the total number of shares, which would otherwise be subject to options granted pursuant to Section 7(a) hereof and pursuant to the International Plan, at the beginning of an offering period exceeds the number of shares then available under the Plan and the International Plan (after deduction of all shares for which options have been exercised or arc then outstanding), the Company shall allocate options for shares remaining available for option grant pro rata among the participants in accordance with the amounts otherwise determined pursuant to Section 7(a).  The Compensation Committee may make rules regarding the pro rate deduction.  In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

(b)

A participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

14.

Administration.  The Plan shall be administered by the Compensation Committee which may make rules regarding administration of the Plan.  The administration, interpretation or application of the Plan by the Compensation Committee shall be final, conclusive and binding upon all participants.

15.

Designation of Beneficiary.

(a)

A participant may file a written designation of a beneficiary (or beneficiaries) who is to receive any shares or cash or both to which the participant may be entitled under the Plan at the time of his death.

(b)

Such designation of a beneficiary (or beneficiaries) may be changed by the participant at any time by written notice to the Company.  In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver any shares and any cash to which the participant was entitled to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver any such shares and any such cash to the spouse or children of the participant, or if no spouse or no child is known to the Company, then to such other person as the Company may designate.

16.

Transferability.  Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of any option or rights to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant.  Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

17.

Use of Funds.  All payroll deductions received or held by the Company or a Designated Subsidiary under the Plan may be used by the Company or a Designated Subsidiary for any corporate purpose, and the Company or a Designated Subsidiary shall not be obligated to segregate such payroll deductions.

18.

Reports.  Individual accounts shall be maintained for each participant in the Plan.  Statements of account shall be given to participating Employees semiannually promptly following the stock purchase date, which statements shall set forth the amount of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

19.

Adjustments Upon Changes in Capitalization/Corporate Transaction.  Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then equitable adjustments shall be made to the number and/or class of securities covered by each option under the Plan which has not yet been exercised and the number and/or class of securities which have been authorized for issuance under the Plan but for which options have not yet been granted, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be equitably adjusted.  Conversion of any convertible securities of the Company shall be deemed to have been “‘effected” with the receipt of consideration and therefore not require any adjustment.  Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no sale by the Company of shares of capital stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume options outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding, under the Plan, or (ii) if any surviving or acquiring corporation does not assume such options or does not substitute similar rights for options outstanding under the Plan, then the participants’ accumulated payroll deductions (exclusive of any accumulated interest that cannot be applied toward the purchase of shares of Common Stock under the terms of the offering) shall be used to purchase shares of Common Stock immediately prior to the Corporate Transaction under the ongoing offering, and the participants’ options under the ongoing offering shall terminate immediately after such purchase.

20.

Amendment or Termination.  The Board of Directors of the Company may at any time terminate or amend the Plan.  No termination shall affect options previously granted.  No amendment shall make any change in any option granted under the Plan which adversely affects the right of any participant.  No amendment shall be made without prior approval of the stockholders of the Company if such amendment would:

(a)

increase the number of shares that may be issued under the Plan except as provided in Section 18;

(b)

alter the purchase price formula so as to reduce the purchase price payable for the shares under the Plan;

(c)

modify the eligibility requirements for participation in the Plan; or

(d)

make any change which is not consistent with applicable law including the rules of the Securities and Exchange Commission or the principal trading market for the Common Stock.

21.

Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt hereof.

22.

Stockholder Approval.  This Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present or represented and entitled to vote thereon.

23.

Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to any option unless the exercise of such option and issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any principal trading market upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

24.

No Employment Contract.  The Plan and offerings do not constitute an employment contract.  Nothing in the Plan or in the offerings shall in any way alter the at will nature of a participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any participant to continue in the employ of the Company or a Subsidiary, or on the part of the Company or a Subsidiary to continue the employment of a participant.